Prepaid expenses and other current assets	6 Months Ended
Jun. 30, 2024
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Prepaid expenses and other current assets

6. Prepaid expenses and other current assets

Prepaid expenses and other current assets consist of the following:

	At June 30,	At December 31,
	2024	2023
(in Euros)	(Unaudited)
Value added tax (VAT)	€420,366	€1,170,634
Research and development tax credit	766,680	833,000
Advances payments to suppliers	34,439	34,108
Other current assets	247,946	64,664
Other prepaids	193,866	378,148
Total	€1,663,297	€2,480,554

Value added tax (“VAT”) receivables are linked to purchases. Italian VAT (Imposta sul Valore Aggiunto) applies to the supply of goods and services carried out in Italy by entrepreneurs, professionals, or artists and on imports carried out by anyone. Intra-Community acquisitions are also subject to VAT under certain situations. The Italian standard VAT rate for 2024 and 2023 is 22%. Reduced rates are provided for specifically listed supplies of goods and services. It is carried forward indefinitely and does not expire. The Company reclassified to other non-current assets a portion of the receivable which is expected to be realized beyond 12 months. During the six months ended June 30, 2024, the Company received a VAT refund of approximately €1.7 million, of which approximately €1.3 million related to short-term VAT and approximately €0.4 million related to VAT that was classified as long-term at December 31, 2023. The amount of VAT as of June 30, 2024 is related to the VAT accrued in the same period.

Tax credits on research and development represent a special tax relief offered to Italian companies operating in the research and development sector and can be used to offset most taxes payable. The Company has a total research and development tax credit available to be used of approximately €4.0 million at June 30, 2024, which can be carried forward indefinitely and does not expire. However, given the start-up status of the Company, and the fact that it will not be profitable in the foreseeable future (which limits the utilization of the credit), the Company recognized a receivable balance that represents the Company’s best estimate of the amount of tax credit that can be used in offsetting taxes payable by the fourth quarter of 2025. This estimate is consistent with the Company’s most updated cash budget utilization projections approved by the Board in March 2024 and the revised cash forecast as of October 2024. According to the revised cash forecast dated October 2024, the Company’s available cash as of June 30, 2024, together with our investment in short-term marketable securities, is deemed more than sufficient to cover the operating activities through at least November 2025, without additional financing or other management plans.

During the six months ended June 30, 2024 and 2023, the Company utilized approximately €0.4 million to offset certain social contributions and taxes payable. In addition, the recorded benefit for the six months ended June 30, 2024, and June 30, 2023, was approximately €0.4 million, respectively, to offset research and development expenses.

The advance payments to suppliers mainly refer to an advance payment to a supplier whose activities are still ongoing based on a service agreement that provides for a discount on this advance payment on the last invoice that will be issued at the end of the works.

As of June 30, 2024, other current assets were primarily composed of tax credits amounting to approximately €0.2 million and financial claims for accrued interest on ongoing investments, amounting to approximately €53,000. The change compared to the previous period balance was due to the reclassification from long-term to short-term of a €180,000 of tax credit related to Italian Additional Corporate Tax (the “ACE tax”) which, based on the latest updates received from the Italian Revenue Agency, will be recovered in the short term.

The prepaids refer to accrual adjustments for services that have already been fully invoiced and paid, but whose economic usefulness is distributed over multiple periods beyond the current closing period. These costs mainly concern IT services, licenses, insurance, and manufacturing activities. The change in the prepaid balance is primarily influenced by the trend in manufacturing activities performed by the Company’s manufacturing vendor, AGC Biologics, and the amount of the premium for the directors’ and officers’ insurance policy. The most recent renewal of this policy specifically resulted in a significant cost saving, which consequently led to a reduction in the balance of the related prepaid from approximately €0.2 million at June 30, 2023 to approximately €0.1 million at June 30, 2024.